                                EXHIBIT 3.3(c)

                           (Artwork appears here.)

                                                                        FORM 3


                                                              5278
                                                    --------------------------
                                                           Company No.

                          COMPANIES ACT OF BARBADOS

                        CERTIFICATE OF INCORPORATION



                   ACME STEEL COMPANY INTERNATIONAL, INC.
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                               Name of Company


I hereby certify that the above-mentioned Company, the Articles of Incorporation of which are attached, was incorporated under the Companies Act of Barbados.



                                                      (Signature appears here)
                                                    --------------------------
                                                     Registrar of Companies



                                                            1989-01-31
                                                       --------------------
                                                       Date of Incorporation
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                                                                        FORM 1
                          COMPANIES ACT OF BARBADOS
                                 (Section 5)
                          ARTICLES OF INCORPORATION

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     Name of Company                             Company No:

     ACME STEEL COMPANY INTERNATIONAL, INC.      5278
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2.   The classes and any maximum number of shares that the Company is authorized to issue

     The company is authorised to issue an unlimited number of shares of one class to be designated common shares.


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3.   Restriction if any on share transfers

     The annexed Schedule 1 is incorporated in this form.

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4.   Number (or minimum and maximum number) of Directors

     There shall be a minimum of 2 and a maximum of 10 directors.

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5.   Restrictions if any on business the Company may carry on

     The annexed Schedule 2 is incorporated in this form.

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6.   Other provisions if any

     The annexed Schedule 3 is incorporated in this form.



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7.   Incorporators                 Date
                                          January 26, 1989
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     Names                         Address                 Signature
- --------------------------------------------------------------------------------
     Rupert B. Sealy          East Point, St. Philip     /s/ Rupert B. Sealy
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For Ministry use only
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Company No. 5278              Filed 1989-01-31
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                          COMPANIES ACT OF BARBADOS

                   SCHEDULES TO ARTICLES OF INCORPORATION

- -----------------------------------------------------------------------------
Name of Company                                             Company No.

ACME STEEL COMPANY INTERNATIONAL, INC.                         5278
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                                 SCHEDULE 1

No share in the capital of the company shall be transferred without the approval of the directors of the company or of a committee of such directors, evidenced by resolution and the directors may, in their absolute discretion and without assigning any reason therefor, decline to register any transfer of any stock.

                                 SCHEDULE 2

There are no restrictions on business which the company may carry on but the principal object and activity of the company is to engage in foreign trade transactions as defined in the Barbados Foreign Sales Corporation Act 1984 of Barbados or any statutory modification thereof or substitution therefor from time to time in force.

                                 SCHEDULE 3

a) The number of the shareholders of the company shall be limited to not more than 25.

b) Any invitation to the public to subscribe for shares or debentures of the company is prohibited.